SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                          ------------------------

                                AMENDMENT NO. 1
                                      TO
                                   FORM 8-K
                                ON FORM 8-K/A

                         AMENDMENT TO CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               APRIL 1, 1999
                  _______________________________________
              Date of Report (Date of earliest event reported)

                          USN COMMUNICATIONS, INC.
           ______________________________________________________
           (Exact name of Registrant as specified in its charter)

      DELAWARE               333-16265                36-3947804
      ______________     _____________________      ________________
      (State of          (Commission File No.)      (IRS Employer
      Incorporation)                                Identification No.)

        10 SOUTH RIVERSIDE PLAZA, SUITE 2000, CHICAGO, ILLINOIS 60606
        ____________________________________________________________
        (Address of principal executive offices, including zip code)

                               (312) 906-3600
            ____________________________________________________
            (Registrant's telephone number, including area code)

                                    N/A
       _____________________________________________________________
        (Former name or former address, if changed since last report)


 ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      As a condition to the consummation of the transactions contemplated by the CoreComm Agreement (as hereinafter defined), approved by the Board of Directors of USN Communications, Inc. (the "Company"), the Company agreed to provide CoreComm Limited ("CoreComm") with audited consolidated financial statements of the Company for the fiscal year ended December 31, 1998. Upon the mutual agreement of CoreComm and the Company, Ernst & Young LLP ("E&Y") was engaged to perform the audit. The accounting firm of Deloitte & Touche LLP ("Deloitte") audited the financial statements of the Company for the fiscal years ended December 31, 1996 and 1997 and issued reports thereon which did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that with respect to Deloitte's report dated March 14, 1997, the report noted that the Company's recurring losses from operations raised substantial doubt about the Company's ability to continue as a going concern. Deloitte has not audited any financial statements of the Company for any dates or periods subsequent to December 31, 1997. As of April 7, 1999, the Company dismissed Deloitte as its certifying accountant. The Company and Deloitte have had no disagreements and there have been no reportable events for the periods audited by Deloitte or the interim period through the date the client-auditor relationship between the Company and Deloitte ended, April 7, 1999.


 ITEM 5.   OTHER EVENTS

      On April 2, 1999, the United States District Court for the District of Delaware (the "Court") entered a final order authorizing the Company and twelve of its subsidiaries (collectively, the "Debtors") to, among other things, sell substantially all of their assets, excluding the Company's Connecticut wireless subsidiaries ("USN Wireless"), to CoreComm for up to $85 million in cash plus warrants to purchase common stock of CoreComm. As previously announced, the agreement provides for approximately $25 million in cash, plus the warrants, to be paid at closing in addition to up to $60 million payable to the Company depending on future operating results.

      The Court also approved the sale of USN Wireless under an agreement entered into pursuant to the Court's auction procedures established for such sale. Under the terms of the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of April 1, 1999, among the Company, Unified Signal Corporation, a Georgia corporation, and Unified Signal Corporation, a Delaware corporation (together, "Unified Signal"), Unified Signal will acquire all of the capital stock of USN Wireless for an aggregate purchase price of $20 million to be paid to the Company at closing, less (a) $1 million required to be paid to the Company as a deposit on April 16, 1999 in the event the transaction has not been consummated prior to such time and (b) $1 million to be deposited in escrow for the satisfaction of certain indemnifiable claims and other matters.

      Under the terms of the Stock Purchase Agreement, USN Wireless is obligated, among other things, to conduct its business in the ordinary course prior to closing. The consummation of the transactions contemplated by the Stock Purchase Agreement is subject to a number of customary conditions including receipt of necessary state and federal regulatory approvals. The Stock Purchase Agreement is terminable, among other events, by either party if required regulatory approval of the transactions is not obtained or if the closing shall not have occurred by May 15, 1999. The Company is obligated to pay Unified Signal a termination fee of $750,000 in the event the Company enters into an alternative transaction for the sale of USN Wireless, as specified in the Stock Purchase Agreement.

      In addition, the Court gave final authorization to the Debtors to borrow up to $20 million of a previously announced debtor-in-possession financing facility to continue operations, pay employees, purchase goods and services going forward and repurchase the Company's $15 million aggregate principal amount prepetition senior secured notes. The financing facility was amended as of March 15, 1999 and again as of March 24, 1999 to, among other things, extend the maturity date of the notes issued thereunder to May 14, 1999.

      The descriptions set forth above of the Stock Purchase Agreement and the Note Purchase Agreement and all amendments thereto do not summarize all of the material provisions of such documents. Copies of such documents have been previously filed or are filed herewith as exhibits as noted below. The terms of such documents are hereby incorporated herein by reference. Investors are urged to obtain and fully review copies of such documents.

      This Report contains statements which constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" in this Report include the intent, belief or current expectations of the Company and members of its management team with respect to the timing of, completion of and scope of the sales to CoreComm Limited and Unified Signal Corporation financing, and the Company's future liquidity, as well as the assumptions upon which such statements are based. While the Company believes that its expectations are based upon reasonable assumptions within the bounds of its knowledge of its business and operations, investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important facts currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this Report include, but are not limited to, further adverse developments with respect to the Company's liquidity position or operations of the Company's various businesses, adverse development in the Company's efforts to complete the financing and/or sales agreements; and the ability of the Company to realize the anticipated general and administrative expense savings and overhead reductions presently contemplated. Additional factors that would cause actual results to differ materially from those contemplated within this Report can also be found in the Company's Reports on Form 8-K during 1998 and 1999, Form 10-Q for the quarter ended September 30, 1998, and Form 10-K for the year ended December 31, 1997.


 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      The following exhibits are included with this Report:

      Exhibit 10.1 Stock Purchase Agreement, dated as of April 1, 1999, by and among the Company, Unified Signal Corporation, a Georgia corporation, and Unified Signal Corporation, a Delaware corporation (incorporated herein by reference).*

      Exhibit 10.2 First Amendment to Note Purchase Agreement, dated as of March 15, 1999, by and between the Company and Merrill Lynch Global Allocation Fund, Inc. and CoreComm
                               (incorporated herein by reference).*

      Exhibit 10.3 Second Amendment to Note Purchase Agreement, dated as of March 24, 1999, by and between the Company and Merrill Lynch Global Allocation Fund, Inc. and CoreComm
                               (incorporated herein by reference).*

      Exhibit 16               Letter from Deloitte & Touche LLP, dated
                               April 29, 1999

-------------------
*   Filed previously on April 16, 1999.



                                 SIGNATURES


      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               USN COMMUNICATIONS, INC.


                               By:  /s/ Thomas A. Monson
                                    ------------------------
                                    Thomas A. Monson
                                    Senior Vice President, General Counsel
                                    and Secretary